Exhibit 10.19

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of MARCH 31, 2014, is between CAPITAL ONE, N.A., a national association (together with its successors and assigns, “Lender”), and LEGACY HOUSING, LTD, a Texas limited partnership (“Debtor”).

RECITALS

WHEREAS, Debtor and Lender entered into that certain LOAN AND SECURITY AGREEMENT dated as of DECEMBER 14, 2011 (as amended, renewed and restated from time to time, the “Agreement”);

WHEREAS, the parties desire to amend the Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.             Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

2.             Amendment to Section 2(a).  Section 2(a) of the Agreement is hereby amended in its entirety to read as follows:

(a)           Nature of Credit Facility.  Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, Lender hereby agrees to make loans to Debtor under a revolving credit facility (the “Credit Facility”) in an aggregate sum not to exceed the lesser of: (i) an amount equal to the Borrowing Base, or (ii) THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00), from time to time continuing until the earlier of: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) DECEMBER 12, 2016 (the earliest of such dates being the “Maturity Date”).  If at any time the sum of the aggregate principal amount of Loans outstanding hereunder exceeds the lesser of the Borrowing Base or the maximum Dollar amount stated above, such amount shall be deemed an “Overadvance.”  Debtor shall immediately repay the amount of such Overadvance plus all accrued and unpaid interest thereon upon written demand from Lender.  Notwithstanding anything contained herein to the contrary, an Overadvance shall be considered a Loan and shall bear interest at the interest rates set forth in the Note and be secured by this Agreement.  Subject to the terms and conditions hereof, Debtor may borrow, repay and reborrow funds under the Credit Facility.

3.             Conditions Precedent.  The obligations of Lender under this Amendment shall be subject to the conditions precedent that Debtor shall have delivered to Lender this Amendment, a SECOND AMENDED AND RESTATED PROMISSORY NOTE in the amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00), a CLOSING CERTIFICATE of a manager of the general partner of Debtor, and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request.

4.             Payment of Fees and Expenses.  Debtor agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment.

5.             Ratifications.  Except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect.  The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.  The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, each Obligor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the Indebtedness.  Each Obligor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect the liens and preserve and protect the rights of Lender.

6.             Representations, Warranties and Confirmations.  Each Obligor hereby represents and warrants to Lender that (a) this Amendment and the other Loan Documents have been duly executed and delivered by any Obligor party thereto, are valid and binding upon such Obligor and are enforceable against such Obligor in accordance with their terms, except as limited by any applicable bankruptcy laws, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by any Obligor of this Amendment or any other Loan Document, and (c) the execution, delivery and performance by such Obligor of this Amendment and any other Loan Documents do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which such Obligor is a party or by which such Obligor is bound.

7.             Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

8.             Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

9.             Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

10.          Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11.          Release.  As a material inducement to Lender to enter into this Amendment, each Obligor hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of such Obligor, whether now known or unknown to such Obligor, and whether contingent or matured (a) in connection with any and all obligations owed or owing to the Lender under or in respect of the Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Agreement and the Loan Documents; and (b) arising from events occurring prior to the date of this Amendment.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

LENDER:		ADDRESS:

CAPITAL ONE, N.A.		600 N. Pearl Street, Suite 2500
Dallas, TX 75201
By:	/s/ Seth P. Allen
Name:	Seth P. Allen
Title:	Senior Vice President

DEBTOR:		ADDRESS:

LEGACY HOUSING, LTD		4801 Mark IV Parkway
Fort Worth, TX 76106
By:	GPLH, LC
Its:	General Partner

By:	/s/ Curtis Hodgson
Name:	Curtis Hodgson
Title:	Manager

CONSENT TO AND CONFIRMATION OF GUARANTY

To induce Lender to execute the foregoing Amendment, Guarantor (a) agrees and consents to the execution and delivery of the Amendment and the terms thereof; (b) ratifies and confirms that all guaranties and assurances granted, conveyed or otherwise provided to Lender under the Loan Documents, including, but not limited to that certain GUARANTY AGREEMENT dated as of DECEMBER 14, 2011 (as the same may have been amended, modified or restated from time to time, the “Guaranty”), are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment; (c) confirms and agrees that the Guaranty continues to guarantee and assure the payment and performance of the Indebtedness in accordance with its terms; (d) agrees to perform such acts and duly authorize, execute, acknowledge and deliver such additional guarantees, assurances and other documents, instruments and agreements as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve and protect those guaranties and assurances; and (e) waives notice of acceptance of this consent and confirmation, which consent and confirmation binds Guarantor and Guarantor’s successors and assigns and inures to Lender and its successors and assigns.  The terms, conditions and provisions of the Guaranty (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, as if stated verbatim herein.

EXECUTED as of the date first written above.

GUARANTOR:	ADDRESS:

4801 Mark IV Parkway
/s/ CURTIS HODGSON	Fort Worth, TX 76106
CURTIS HODGSON

4801 Mark IV Parkway
/s/ KENNETH SHIPLEY	Fort Worth, TX 76106
KENNETH SHIPLEY